EXHIBIT 10.27

                               WAIVER AND CONSENT

This WAIVER AND CONSENT (this "Waiver and Consent") is entered into as of March 25, 2002, between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

         A. Borrowers and Parent previously entered into that certain Loan and Security Agreement, dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated October 3, 2001, by Amendment Number Two to Loan and Security Agreement dated November 13, 2001, and by Amendment Number Three to Loan and Security Agreement dated February 13, 2002 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers and Parent.

         B. Parent recently consummated a private placement of its common stock resulting in proceeds to Parent in excess of $35 million (the "Private Placement").

         C. Parent and Borrowers desire to pay off amounts outstanding under the Wallner Replacement Note with proceeds received from the Private Placement (the "Requested Transaction").

         C. Subject to the terms and conditions contained herein, the Lenders are willing to waive the provisions of the Loan Agreement and applicable Loan Documents for which the above Requested Transaction would prohibit or violate so long as the Requested Transaction is consummated in accordance with the terms and conditions set forth herein.

         E. Terms used herein without definitions shall have the meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Waiver and Consent. The Lenders hereby waive the provisions of the Loan Agreement and applicable Loan Documents that would prohibit or that would be violated by the payment and cancellation of the Replacement Wallner Notes ON THE CONDITION THAT the proceeds of the Private Placement are used to make such payment and cancellation and that such payment does not exceed $3.6 million.

2. Conditions Precedent to Waiver and Consent. The satisfaction of each of the following, unless waived or deferred by Agent and Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Waiver and Consent and each and every provision hereof:

         (a) Agent and Lenders shall have received this Waiver and Consent, duly executed by the parties hereto, and the same shall be in full force and effect;

         (b) No Default or Event of Default shall have occurred and be continuing on the date hereof, or shall result from the consummation of the transactions contemplated herein;
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         (c)      Each of the representations and warranties contained in the
                  Loan Agreement shall be true and correct in all respects on and as of the effectiveness hereof, as though made on and as of such date except for such representations or warranties that are made expressly as of an earlier date;

         (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against any party hereto; and

         (e) Agent and Lenders shall have received all expenses and costs incurred by Agent and Lenders in entering into this Waiver and Consent, including attorney's fees, then due and payable.

3. Representations and Warranties. Parent and Borrowers each hereby represents and warrants to Agent and Lenders that:

         (a) the execution, delivery, and performance of this Waiver and Consent are within its corporate powers, has been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

         (b) this Waiver and Consent constitutes a legal, valid, and binding obligation, enforceable against it in accordance with its terms; and

         (c) this Waiver and Consent has been duly executed and delivered by each such party.

4.       Miscellaneous.

         (a) Counterparts; Telefacsimile Execution; Effectiveness. This Waiver and Consent may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of this Waiver and Consent by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Waiver and Consent. Any party delivering an executed counterpart of this Waiver and Consent by telefacsimile also shall deliver a manually executed counterpart of this Waiver and Consent but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver and Consent.

         (b) Choice of Law and Venue; Jury Trial Waiver. This Waiver and Consent shall be governed by and construed in accordance with the laws of the State of California. The parties hereto agree that the provisions of Section 13 of the Loan Agreement are hereby incorporated herein by this reference mutatis mutandis.

         (c) Limited Agreement. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Agent or Lenders, nor as a consent to any further or other matter, under the Loan Agreement.

                            [SIGNATURE PAGE FOLLOWS]
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         IN WITNESS WHEREOF, the parties hereto have caused this Waiver and
Consent to be executed and delivered as of the date first above written.

PARENT:

HYPERCOM CORPORATION,
a Delaware corporation

By:   /s/ JONATHON E. KILLMER
   --------------------------
Name:   Jonathon E. Killmer
Title:  Executive VP & COO

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
BORROWERS:

HYPERCOM U.S.A., INC.,                                       HYPERCOM MANUFACTURING RESOURCES, INC.,
a Delaware corporation                                       an Arizona corporation


By: /s/ JONATHON E. KILLMER                                  By:  /s/ JONATHON E. KILLMER
   --------------------------                                   -------------------------
Name:   Jonathon E. Killmer                                  Name:    Jonathon E. Killmer
Title:  Executive VP & COO                                   Title:   Secretary



HYPERCOM HORIZON, INC.,                                      EPICNETZ, INC.,
a Missouri corporation                                       a Nevada corporation


By: /s/ JONATHON E. KILLMER                                  By: /s/ JONATHON E. KILLMER
   --------------------------                                   --------------------------
Name:   Jonathon E. Killmer                                  Name:   Jonathon E. Killmer
Title:  Secretary                                            Title:  Secretary
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Signature page to Waiver and Consent (continued)

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
BORROWERS (continued)

HYPERCOM LATINO AMERICA, INC.,                               HYPERCOM EMEA, INC.,
an Arizona corporation                                       an Arizona corporation


By: /s/ JONATHON E. KILLMER                                  By:   /s/ JONATHON E. KILLMER
   ------------------------                                     --------------------------
Name:   Jonathon E. Killmer                                  Name:     Jonathon E. Killmer
Title:  Secretary                                            Title:    Secretary


HYPERCOM (ARIZONA), INC.,
an Arizona corporation

By: /s/ JONATHON E. KILLMER
   --------------------------
Name:   Jonathon E. Killmer
Title:  Secretary

LENDERS:

FOOTHILL CAPITAL CORPORATION,
a California corporation, as Agent and as a Lender

By: /s/ JOHN NOCITA
   ---------------------------
Name:   John Nocita
Title:  Vice President
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